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                                   CONSENT OF
                                 JORDEN BURT LLP

We hereby consent to the reference to our firm under the caption "Counsel to the Trust" in the statement of additional information contained in Post-Effective Amendment No. 32 to the Form N-1A Registration Statement of AIM Variable Insurance Funds (File No. 33-57340).


                                        /s/ Jorden Burt LLP
                                        JORDEN BURT LLP

Washington D.C.
April 25, 2006